SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2010

FAIRMOUNT BANCORP, INC.

(Exact name of Registrant as Specified in Charter)

Maryland	000-53996	27-1783911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8216 Philadelphia Road, Baltimore, MD 21237

(Address of Principal Executive Offices)

(410) 866-4500

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 15, 2010, upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors of the Company elected Jay T. French, age 68, to the Company’s Board of Directors to serve until its 2013 Annual Meeting of Stockholders. Mr. French was also elected to the Audit, Compensation, and Nominating and Corporate Governance Committees of the Board of Directors and to the Board of Directors of Fairmount Bank, the Company’s federal savings bank subsidiary.

Mr. French has been retired since 2009. From 1982 until his retirement, he was President of The French Development Co., a real estate development company in Baltimore, Maryland, and Corporate Secretary of The Tower Management Co., a property management company in Baltimore. Prior to that, Mr. French was a practicing attorney in Baltimore and Washington, D.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FAIRMOUNT BANCORP, INC.

Dated: December 20, 2010	By:	/S/ JOSEPH M. SOLOMON
Joseph M. Solomon
President and Chief Executive Officer